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                                                                    EXHIBIT 24.1

                            LYONDELL CHEMICAL COMPANY

                                POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to issue in exchange for all of its then outstanding 10 1/2% senior secured notes due 2013 (previously issued under Rule 144A or Regulation S under the Act) up to a like principal amount of 10 1/2% senior secured notes due 2013 registered under the Act.

     NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Dan F. Smith, T. Kevin DeNicola, Charles L. Hall and Kerry A. Galvin, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of

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each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 10th day of July, 2003.


                         Signature                                                    Title
                         ---------                                                    -----
/s/ Dan F. Smith                                                 President, Chief Executive Officer and Director
--------------------------------------------
Dan F. Smith


/s/ T. Kevin DeNicola                                                       Senior Vice President and
--------------------------------------------                                 Chief Financial Officer
T. Kevin DeNicola


/s/ Charles L. Hall                                                       Vice President, Controller and
--------------------------------------------                                 Chief Accounting Officer
Charles L. Hall


/s/ William T. Butler                                            Chairman of the Board of Directors and Director
--------------------------------------------
Dr. William T. Butler


/s/ Carol A. Anderson                                                                Director
--------------------------------------------
Carol A. Anderson


/s/ Stephen I. Chazen                                                                Director
--------------------------------------------
Stephen I. Chazen


/s/ Travis Engen                                                                     Director
--------------------------------------------
Travis Engen


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

                         Signature                                                    Title
                         ---------                                                    -----
/s/ Ray R. Irani                                                                     Director
--------------------------------------------
Dr. Ray R. Irani


/s/ David J. Lesar                                                                   Director
--------------------------------------------
David J. Lesar


/s/ Stephen F. Hinchliffe, Jr.                                                       Director
--------------------------------------------
Stephen F. Hinchliffe, Jr.


/s/ Dudley C. Mecum                                                                  Director
--------------------------------------------
Dudley C. Mecum


/s/ William R. Spivey                                                                Director
--------------------------------------------
Dr. William R. Spivey